                                    SOUTHERN CALIFORNIA EDISON COMPANY

                                             POWER OF ATTORNEY

                  The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, STEPHEN E. PICKETT, W. JAMES SCILACCI,
POLLY L. GAULT, THOMAS M. NOONAN, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE,
MICHAEL A. HENRY, JEFFREY C. SHIEH, LOWELL B. REINSTEIN, DARLA F. FORTE, EILEEN B. GUERRERO, BONITA J. SMITH, and
MARGA ROSSO, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended
December 31, 2004, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2005, any
Current Reports on Form 8-K from time to time during 2005 and through February 16, 2006, or in the event this
Board of Directors does not meet on February 16, 2006, through the next succeeding date on which this Board holds a regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison
Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the
"Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

                  Executed at Rosemead, California, as of this 17th day of February, 2005.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY

                                                 By:      /s/ John E. Bryson
                                                          ------------------------------------------
                                                          John E. Bryson
                                                          Chairman of the Board

Attest:

/s/ Beverly P. Ryder
----------------------------------------------
Beverly P. Ryder
Secretary

                                      2005 Southern California Edison Company
                                       10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ John E. Bryson
-----------------------------------------------------           Chairman of the Board
John E. Bryson                                                  and Director

Principal Financial Officer:

/s/ W. James Scilacci
-----------------------------------------------------           Senior Vice President and
W. James Scilacci                                               Chief Financial Officer

Controller and Principal Accounting Officer:

/s/ Thomas M. Noonan
-----------------------------------------------------           Vice President and Controller
Thomas M. Noonan

Additional Directors:

/s/ Alan J. Fohrer                    Director                /s/ Ronald L. Olson                 Director
--------------------------------------                        -----------------------------------
Alan J. Fohrer                                                Ronald L. Olson

/s/ France A. Cordova                 Director                /s/ James M. Rosser                 Director
--------------------------------------                        -----------------------------------
France A. Cordova                                             James M. Rosser

/s/ Bradford M. Freeman               Director                /s/ Robert H. Smith                 Director
--------------------------------------                        -----------------------------------
Bradford M. Freeman                                           Robert H. Smith

/s/ Bruce Karatz                      Director                /s/ Richard T. Scholosber, III      Director
--------------------------------------                        -----------------------------------
Bruce Karatz                                                  Richard T. Schlosberg, III

/s/ Luis G. Nogales                   Director                /s/ Thomas C. Sutton                Director
--------------------------------------                        -----------------------------------
Luis G. Nogales                                               Thomas C. Sutton